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                                                                   EXHIBIT 10.25

                       REDBACK NETWORKS INC. 2001 NON PLAN

                          NOTICE OF STOCK OPTION GRANT

             You have been granted the following option to purchase Common Stock of Redback Networks Inc. (the "Company"):


                  Name of Optionee:                           Georges Antoun

                  Total Number of Shares Granted:             1,000,000

                  Type of Option:                             Nonstatutory Stock Option

                  Exercise Price Per Share:                   $ 4.17

                  Date of Grant:                              August 29, 2001

                  Date Exercisable:                           This option may be exercised, in accordance with the
                                                              vesting schedule.

                  Vesting Commencement Date:                  August 29, 2001

                  Vesting Schedule:

                                                              This option shall become exercisable with respect to
                                                              options to purchase the first 25% the Shares when
                                                              you complete 12 months of continuous service with
                                                              the Company or a subsidiary of the Company from
                                                              the vesting commencement date and with respect to
                                                              an additional 2.0833% of the Shares subject to this
                                                              option when you complete each month of continuous
                                                              service thereafter.

                  Expiration Date:                            August 29, 2011

In the event a Change in Control occurs (as defined in the attached Stock Option Agreement) before your employment terminates and (1) your service with the Company or a subsidiary of the Company is terminated by the Company or its successor without Cause or (2) your scope of responsibilities are materially reduced or (3) you're your salary is reduced (other than in a Company wide reduction in salary) then your stock option granted hereunder will immediately be fully vested and exercisable with respect to all shares. For purposes of the forgoing, Cause shall mean: (1) any breach of the Proprietary Information and Inventions Agreement between you and the Company or any other written agreement between you and the Company if such breach causes material harm to the Company;
(2) any willful misconduct that causes material harm to the Company, including without limitation repeated failure to follow the directions of the person to whom you report; (3) conviction of, or plea of guilty or no contest to a felony under the laws of the US or any state thereof; (4) misappropriation of any assets of the Company or any other acts of Fraud or embezzlement; or the abuse of alcohol or controlled substances that has a detrimental effect upon your performance of duties for the Company.

By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the Stock Option Agreement, which is attached to and made a part of this document.

OPTIONEE:                            REDBACK NETWORKS INC.

/s/ Georges Antoun                   By: /s/ Kevin A DeNuccio
--------------------------               -------------------------------------



                                    Title: Chief Executive Officer and President
                                           ------------------------------------


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                       REDBACK NETWORKS INC. 2001 NON-PLAN

                             STOCK OPTION AGREEMENT

Tax Treatment       This  option is  intended to be a  nonstatutory
                    option,  as provided in the Notice of Stock Option
                    Grant.

Vesting This option becomes exercisable in installments, as shown in the Notice of Stock Option Grant.

                    In addition, this option becomes exercisable in full if your service as an employee, consultant or director of the Company or a subsidiary of the Company terminates because of death. If your service as an employee, consultant or director of the Company (or a subsidiary of the Company) terminates because of total and permanent disability, then the exercisable portion of this option will be determined by adding 12 months to your actual period of service.

                    Except for the acceleration provisions specified in the grant, no additional shares become exercisable after your service as an employee, consultant or director of the Company or a subsidiary of the Company has terminated for any reason.

Term This option expires in any event at the close of business at Company headquarters on the day before the 10th anniversary of the Date of Grant, as shown in the Notice of Stock Option Grant. (It will expire earlier if your service terminates, as described below.)

Regular             If your service as an employee,
Termination         consultant or director of the Company or a
                    subsidiary of the Company terminates for any reason except death or total and permanent disability, then this option will expire at the close of business at Company headquarters on the date three months after your termination date. The Company determines when your service terminates for this purpose.

Death If you die as an employee, consultant or director of the Company or a subsidiary of the Company, then this option will expire at the close of business at Company headquarters on the date 12 months after the date of death.



Disability          If your service as an employee, consultant or
                    director of the Company or a subsidiary of the Company terminates because of your total and permanent disability, then this option will expire at the close of business at Company headquarters on the date six months after your termination date.

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                    For all purposes under this Agreement, "total and permanent disability" means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than one year.

Leaves of Absence   For purposes of this option, your service does not terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing and if continued crediting of service is required by the terms of the leave or by applicable law. But your service terminates when the approved leave ends, unless you immediately return to active work.

Restrictions on     The Company will not permit you to exercise this option
  Exercise          if the issuance of shares at that time would violate
                    any law or regulation.

Notice of Exercise  When you wish to exercise this option, you must notify the
                    Company by filing the proper "Notice of Exercise" form at the address given on the form. Your notice must specify how many shares you wish to purchase. Your notice must also specify how your shares should be registered (in your name only or in your and your spouse's names as community property or as joint tenants with right of survivorship). The notice will be effective when it is received by the Company.

                    If someone else wants to exercise this option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so.

 Form of Payment    When you submit your notice of exercise, you must include
                    payment of the option exercise price for the shares you are purchasing. Payment may be made in one (or a combination of two or more) of the following forms:

                    .  Your personal check, a cashier's check or a money order.

                    . Certificates for shares of Company stock that you own, along with any forms needed to effect a transfer of those shares to the Company. The value of the shares, determined as of the effective date of the option exercise, will be applied to the option exercise price. Instead of surrendering shares of Company stock, you may attest to the ownership of those shares on a form provided by the Company and have the same number of shares subtracted from the option shares issued to you. However, you may not surrender, or attest to the ownership of, shares of Company stock in payment of the exercise price if your action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to this option for financial reporting purposes.

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                    .    Irrevocable directions to a securities broker approved
                         by the Company to sell all or part of your option shares and to deliver to the Company from the sale proceeds an amount sufficient to pay the option exercise price and any withholding taxes. (The balance of the sale proceeds, if any, will be delivered to you.) The directions must be given by signing a special "Notice of Exercise" form provided by the Company.

                    . Irrevocable directions to a securities broker or lender approved by the Company to pledge option shares as security for a loan and to deliver to the Company from the loan proceeds an amount sufficient to pay the option exercise price and any withholding taxes. The directions must be given by signing a special "Notice of Exercise" form provided by the Company.

Withholding
Taxes and           You will not be allowed to exercise this option unless you
Stock Withholding   make arrangements acceptable to the Company to pay any
                    withholding taxes that may be due as a result of the option exercise. These arrangements may include withholding shares of Company stock that otherwise would be issued to you when you exercise this option. The value of these shares, determined as of the effective date of the option exercise, will be applied to the withholding taxes.

Restrictions on     By signing this Agreement, you agree not to sell any option
Resale              shares at a time when applicable laws, Company policies or an agreement between the Company and its underwriters prohibit a sale. This restriction will apply as long as you are an employee, consultant or director of the Company or a subsidiary of the Company.

Transfer of Option  Prior to your death, only you may exercise this option. You cannot transfer or assign this option. For instance, you may not sell this option or use it as security for a loan. If you attempt to do any of these things, this option will immediately become invalid. You may, however, dispose of this option in your will or a beneficiary designation.

                    Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your former spouse, nor is the Company obligated to recognize your former spouse's interest in your option in any other way.

Retention Rights    Neither your option nor this Agreement give you the right to be retained by the Company or a subsidiary of the Company in any capacity. The Company and its subsidiaries reserve the right to terminate your service at any time, with or without cause.


Committee           This Agreement shall be  administered  by the Committee. The
                    Committee shall consist exclusively of two or more directors of the Company, who shall be appointed by the Board. In addition, the composition of the Committee shall satisfy:

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                         (a) Such requirements as the Securities and Exchange
                    Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and

                         (b) Such requirements as the Internal Revenue Service
                    may establish for outside directors acting under plans intended to qualify for exemption under section 162(m)(4)(C) of the Code.

               The Committee shall interpret the Agreement. The Committee's determinations under this Agreement made in good faith shall be final and binding on all persons.

Stockholder    You, or your estate or heirs, have no rights as a stockholder of
Rights         the Company until you have exercised this option by giving the required notice to the Company and paying the exercise price. No adjustments are made for dividends or other rights if the applicable record date occurs before you exercise this option, except as described below.

 Adjustments   In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares, a declaration of a dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a combination or consolidation of the outstanding Common Shares
               (by reclassification or otherwise) into a lesser number of Common
               Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of (a) the number of Common Shares covered by each outstanding Option or (b) the Exercise Price under each outstanding Option. Except as provided in this paragraph, an Optionee no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class. To the extent not previously exercised, Options shall terminate immediately prior to the dissolution or liquidation of the Company.

               In the event that the Company is a party to a merger or other reorganization, outstanding Options and Restricted Shares shall be subject to the agreement of merger or reorganization. Such agreement shall provide for (a) the continuation of the outstanding Awards by the Company, if the Company is a surviving corporation, (b) the assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary, (c) the substitution by the surviving corporation or its parent

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                    or subsidiary of its own awards for the outstanding Awards,
                    (d) full exercisability or vesting and accelerated expiration of the outstanding Awards or (e) settlement of the full value of the outstanding Awards in cash or cash equivalents followed by cancellation of such Awards.

                    Within the limitations of this Agreement, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new options for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option. The Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

Deferral of         The Committee (in its sole discretion) may permit or require
Delivery of Shares  an Optionee to have Common Shares that otherwise would be delivered to such Optionee as a result of the exercise of an Option converted into amounts credited to a deferred compensation account established for such Optionee by the Committee as an entry on the Company's books. Such amounts shall be determined by reference to the Fair Market Value of such Common Shares as of the date when they otherwise would have been delivered to such Optionee. A deferred compensation account established under this paragraph may be credited with interest or other forms of investment return, as determined by the Committee. An Optionee for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Optionee and the Company. If the conversion of Options is permitted or required, the Committee (in its sole discretion) may establish rules, procedures and forms pertaining to such conversion, including (without limitation) the settlement of deferred compensation accounts established under this paragraph.

                    . "Affiliate" means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.

                    . "Award" means any award of an Option or a Restricted Share under the Plan.

                    . "Board" means the Company's Board of Directors, as constituted from time to time.

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               .    "Change in Control" shall mean:

                         (a) The consummation of a merger or consolidation of
                    the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (i) the continuing or surviving entity and (ii) any direct or indirect parent corporation of such continuing or surviving entity;

                         (b) The sale, transfer or other disposition of all or
                    substantially all of the Company's assets;

                         (c) A change in the composition of the Board, as a
                    result of which 50% or fewer of the incumbent directors are directors who either (i) had been directors of the Company on the date 24 months prior to the date of the event that may constitute a Change in Control (the "original directors") or (ii) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved; or

                         (d) Any transaction as a result of which any person is
                    the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least 50% of the total voting power represented by the Company's then outstanding voting securities. For purposes of this Subsection (d), the term "person" shall have the same meaning as when used in sections 13(d) and 14(d) of the Exchange Act but shall exclude (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or of a Parent or Subsidiary and (ii) a corporation owned directly or indirectly by Definitions the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company.

               A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same

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          proportions by the persons who held the Company's securities immediately before such transaction.

          .    "Code" means the Internal Revenue Code of 1986, as amended.

          .    "Committee" means a committee of the Board, as described in
               Article 2.

          . "Common Share" means one share of the common stock of the Company.

          .    "Company" means Redback Networks Inc., a Delaware corporation.

          . "Consultant" means a consultant or adviser who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor. Service as a Consultant shall be considered employment for all purposes of this Stock Option Agreement.

          . "Employee" means a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.

          . "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          . "Exercise Price" means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement.

          . "Fair Market Value" means the market price of Common Shares, determined by the Committee in good faith on such asis as it deems appropriate. Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal. Such determination shall be
                           -----------------------
               conclusive and binding on all persons.

          . "NSO" means a stock option not described in sections 422 or 423 of the Code.

          . "Option" means an NSO granted under this Agreement and entitling the holder to purchase Common Shares.

          .    "Optionee" means an individual or estate who holds an Option.

          .    "Outside Director" shall mean a member of the Board

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               who is not an Employee.


          . "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.

          . "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Applicable     This Agreement will be interpreted and enforced under the
Law            laws of the State of Delaware (without regard to their
               choice-of-law provisions).

The Plan and
Other
Agreements     This Agreement constitutes the entire understanding between you and the Company regarding this option. Any prior agreements, commitments or negotiations concerning this option are superseded. This Agreement may be amended only by another written agreement, signed by both parties.

      BY SIGNING THE COVER SHEET OF THIS AGREEMENT, YOU AGREE TO ALL OF THE
             TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

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